UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

HILLENBRAND, INC.

(Exact name of registrant as specified in charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (812) 931-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously reported, on October 14, 2025, Hillenbrand, Inc., an Indiana corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LSF12 Helix Parent, LLC, a Delaware limited liability company (“Parent”), and LSF12 Helix Merger Sub, Inc., an Indiana corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Lone Star Fund XII, L.P. (“Lone Star”).

In connection with the Merger, on January 9, 2026, Parent, issued a press release announcing that it has commenced offers (the “Change of Control Offers”) to purchase any and all of the Company’s 6.2500% Senior Notes due 2029 (the “2029 Notes”) and the 3.7500% Senior Notes due 2031 (together with the 2029 Notes, the “Notes”) at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes to be repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of repurchase (the “Purchase Price”). Parent has also made certain supplemental information about the Merger and the Company’s financial performance available in its press release announcing the transaction.

The consummation of the Merger will constitute a “Change of Control” under each of the respective indentures governing the Notes (the “Indentures”). Assuming the Notes are downgraded and will not be rated Investment Grade (as defined in the Indentures) by each of the Rating Agencies (as defined in the Indentures) during the Trigger Period (as defined in the Indentures) (a “Ratings Event”), the Merger will constitute a Change of Control Triggering Event (as defined in the Indentures) requiring the Change of Control Offers. The consummation of the Change of Control Offers is conditioned on both the consummation of the Merger and the occurrence of a Ratings Event in connection with the Merger, which conditions may not be waived by Parent.

The Change of Control Offers will expire at 5:00 p.m., New York City time, on the date (the “Expiration Date”) that is the later of (i) February 9, 2026 and (ii) the date that is one business day prior to the date on which the Merger is consummated (provided such date is no later than March 9, 2026), unless extended or earlier terminated. The Change of Control Offers may, subject to applicable law, be amended, extended, terminated or withdrawn at any time and for any reason.

For more information, see the press release issued by Parent on January 9, 2026. Such press release, the related Change of Control Offers and the content therein have been prepared solely by Parent and/or Lone Star, and the Company takes no responsibility for the preparation or presentation of the information therein contained. None of such information is incorporated by reference in, or otherwise forms a part of, this Current Report on Form 8-K.

Questions or requests for assistance in relation to the Change of Control Offers may be directed to U.S. Bank Trust Company, National Association, 111 Fillmore Avenue E, St. Paul, Minnesota 55107, Attention: Corporate Action – Specialized Finance; Email: cts.specfinance@usbank.com; Phone: 800-934-6802.

This Current Report on Form 8-K does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders with respect to, any security. No purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. This Current Report on Form 8-K does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders with respect to, any security. No purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Change of Control Offers are being made solely pursuant to the respective change of control offer to purchase, each dated as of January 9, 2026, and only to such persons and in such jurisdictions as is permitted under applicable law.

The information furnished in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as contrasted with historical information. Forward-looking statements are based on assumptions that the Company believes are reasonable, but by their very nature are subject to a wide range of risks. If the Company’s assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. The following list, though not exhaustive, contains words that could indicate a forward-looking statement:

intend	believe	plan	expect	may	goal	would
project	position	future	outlook	become	pursue	estimate
will	forecast	continue	could	anticipate	remain	likely
target	encourage	promise	improve	progress	potential	should
impact	strategy	assume

Forward-looking statements are not guarantees of future performance, and the Company’s actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond the Company’s control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to the risk that the Change of Control Offers may not be consummated in a timely manner or at all; the Merger may not be consummated in a timely manner or at all; the possible inability of the parties to the Merger Agreement to obtain the required regulatory approvals for the Merger and to satisfy the other conditions to the closing of the Merger on a timely basis or at all; the possible occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; and the risk that the relevant affiliates of Lone Star fail to obtain on a timely basis or at all the financing necessary to complete the Merger.

Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussion under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended September 30, 2025, filed with the SEC on November 19, 2025, and other risks and uncertainties detailed in the Company’s filings with the SEC from time to time. Any forward-looking statement in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether written or oral, to reflect new information or future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

Date: January 9, 2026

	By:	/s/ Nicholas R. Farrell
Nicholas R. Farrell
SVP, General Counsel and Secretary